Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of National Property Analysts Master Limited Partnership (“NPAMLP”) on Form 10-Q for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert McKinney, President of Feldman International, Inc., the Equity General Partner of NPAMLP certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

National Property Analysts Master Limited Partnership (Registrant)

Date:	May 15, 2007

By:	Feldman International Inc., its equity general partner

By:	/s/ Robert McKinney
Name: Robert McKinney Title: President